UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 MARCH 11, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  001-14257                    58-1729436
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)


       590 BURBANK STREET, SUITE 205, BROOMFIELD, COLORADO         80020
            (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (303) 466-4424

ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 11, 2004, Xtrana, Inc. (the "Company") issued a press release announcing the appointment of James H. Chamberlain as Interim Chief Executive Officer, replacing Timothy J. Dahltorp, its current Chief Executive Officer, who will be leaving the Company effective March 19, 2004. The Company's press release further announced that John C. Gerdes, Ph.D., has been appointed as a director. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press release dated March 11, 2004


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 12, 2004                               XTRANA, INC.


                                             /S/ TIMOTHY J. DAHLTORP
                                             -------------------------------
                                             Timothy J. Dahltorp,
                                             Chief Executive Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION

    99.1                Press release dated March 11, 2004


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